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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (date of earliest event reported):   February 11, 2000


                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)


           DELAWARE                    1-7882              94-1692300
           --------                    ------              ----------
 (State or other jurisdiction       (Commission         (I.R.S. Employer
       of incorporation)            File Number)       Identification No.)


     One AMD Place,
     P.O. Box 3453
     Sunnyvale, California                          94088-3453
 -------------------------                          ----------
 (address of principal executive offices)           (Zip Code)


Registrant's telephone number,
 including area code:                               (408) 732-2400
                                                    --------------


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Item 5.  Other Events.
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     On February 11, 2000, speaking at a conference, AMD Chairman and Chief
Executive Officer W. J. Sanders III said he now expects the company to report flat to nominally higher sequential sales in the current quarter. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits

     Number        Exhibit
     ------        -------

     99.1    Press release dated February 11, 2000.

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ADVANCED MICRO DEVICES, INC.



Date:  February 15, 2000                       By: /s/ Francis P. Barton
                                                   -----------------------------
                                                   Francis P. Barton
                                                   Senior Vice President,
                                                    Chief Financial Officer

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                                 Exhibit Index
                                 -------------


     Number                  Exhibit
     ------                  -------

     99.1        Press release dated February 11, 2000.

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